Exhibit 99.1

FOR IMMEDIATE RELEASE
March 1, 2021

Copper Property CTL Pass Through Trust Announces Effectiveness of its Form 10 Registration Statement

Jersey City, New Jersey – Copper Property CTL Pass Through Trust (the “Trust”), announced today that the registration statement on Form 10 initially filed by the Trust on December 29, 2020 became effective February 27, 2021.

The Trust will be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. This means the Trust will begin filing annual reports with the Securities and Exchange Commission (“SEC”) on Form 10-K, quarterly reports on Form 10-Q, periodic reports on Form 8-K and subject itself to additional SEC reporting obligations.

The Form 10 provides investors detailed information about the Trust’s operations including an overview of the business strategies, risk factors and financial statements of the Trust. The ongoing obligation to timely file with the SEC will also help the Trust’s new and current investors make more informed and educated investment decisions about the Trust. The Form 10, as amended, is available at www.sec.gov under the name of Copper Property CTL Pass Through Trust and on the Trust’s website at www.ctltrust.net.

About Copper Property CTL Pass Through Trust
Copper Property CTL Pass Through Trust, a New York common law trust, was formed in connection with the reorganization of Old COPPER Company, Inc. (f/k/a J. C. Penney Company, Inc.) (“J.C. Penney”). The Trust owns, directly or indirectly, 100% of the equity interests in four (4) subsidiary entities that own the fee simple or ground leasehold title (as applicable) to 160 retail properties and 6 distribution centers (the “Properties”) acquired from J.C. Penney as part of its Chapter 11 plan of reorganization. The Properties are leased pursuant to two separate triple-net master lease agreements to entities formed and under the joint control of Simon Property Group, L.P. and Brookfield Asset Management Inc. The Trust’s operations consist solely of owning, leasing and selling the Properties. The Trust’s objective is to sell the Properties to third-party purchasers as promptly as practicable. The Trustee of the trust is GLAS Trust Company LLC. The Trust is externally managed by an affiliate of Hilco Real Estate LLC. For more information, including detailed information regarding the Trust’s properties and sales, please visit www.ctltrust.net.

Forward Looking Statement
This news release contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the Trust’s expectations or beliefs concerning future events and stock price performance. The Trust has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Trust believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Trust’s registration statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”), may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Trust’s filings with the SEC that are available at www.sec.gov. The Trust cautions you that the list of important factors included in the Trust’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this news release may not in fact occur. The Trust undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

CONTACT
Larry Finger | Principal Financial Officer
lfinger@ctltrust.net

Mary Jensen | Investor Relations
IRRealized, LLC
310-526-1707 | mary@Irrealized.com